FALLEN ANGELS INCOME FUND - FAINX

(a series of AMM Funds)

Supplement dated February 26, 2016

to the Statement of Additional Information (“SAI”) dated December 1, 2015

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Effective immediately, the following sections of the SAI are deleted in their entirety are replaced as follows:

Trustee Qualifications.

Generally, the Trust believes that each Trustee is competent to serve because of their individual overall merits including: (i) experience, (ii) qualifications, (iii) attributes and (iv) skills.  Mr. Wisdom has over 30 years of business experience including executive positions in the investment management, brokerage and financial services business.  Mr. Wisdom is also a graduate of the Harvard Business School's Owner/President Management Program and holds an MBA from California Pacific University of San Diego.  Mr. Wisdom possesses a strong understanding of the regulatory framework under which investment companies must operate based on his years of service to this Board and his extensive experience in the investment management industry.  Mr. Miro Copic has over 20 years of business experience in the marketing and manufacturing industries including senior marketing and general management roles at PepsiCo, Inc, Beatrice Foods Company, News Corporation and Hasbro, Inc.  Mr. Copic also holds an MBA from Harvard Business School and a Master of Public Policy degree from Harvard's Kennedy School of Government.  In addition, Mr. Copic teaches branding, positioning and product management at the University of California-San Diego's Extension Program.  Mr. Copic serves on the Board of Advisers of the University of California-San Diego's School of International Relations and Pacific Studies.  Ms. Linda J. Rock has over 20 years of business experience including executive positions in the management consulting, restaurant and investment banking fields including working for Garden Fresh Restaurant Corporation in the position of Director.  Ms. Rock also holds an MBA from Stanford University and a BSME from UCLA.  Additionally, Ms. Rock served on the board of the Del Mar Foundation and acted as Chair of the City of Del Mar, California Finance Committee.  Ms. Kelly C. Huang, who also serves as the Chairperson of the Audit Committee, has over 20 years of business experience including executive positions in the management consulting, business development, medical equipment and industrial supply fields.  Ms. Huang also teaches marketing at the University of California-San Diego's Extension Program.  Ms. Huang holds an MBA from Harvard Business School and a BA in Computer Engineering from Brown University.  Each of the Independent Trustees possesses a strong understanding of the regulatory framework under which investment companies must operate based on their years of service to this Board. The Trust does not believe any one factor is determinative in assessing a Trustee’s qualifications, but that the collective experience of each Trustee makes the Board highly effective.

The following table provides information regarding each Trustee who is not an “interested person” of the Trust, as defined in the Investment Company Act of 1940, as amended.

Name Address and Year of Birth	Position(s) Held with the Fund	Term of Office/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex[1] Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Kelly C. Huang c/o American Money Management P.O. Box 675203 Rancho Santa Fe, CA 92067 Year of Birth: 1966	Trustee	Indefinite/ August 2006- present	Management Consultant, self-employed (2002-present); Instructor, UCSD Extension (2009-present)	1	None
Linda J. Rock 211 23rd St. Del Mar, CA 92014 Year of Birth: 1957	Trustee	Indefinite/ August 2006 – present	Management Consultant, self-employed (1990-present)	1	None
Miro Copic c/o American Money Management P.O. Box 675203 Rancho Santa Fe, CA 92067 Year of Birth: 1961	Trustee	Indefinite/ August 2006 – present	President/CEO, Bottomline Marketing (2001-present); Marketing Professor, San Diego State University (2007-present)	1	None

1The "Fund Complex" consists of the AMM Funds.

The following table provides information regarding each Trustee who is an “interested person” of the Trust, as defined in the Investment Company Act of 1940, as amended, and each officer of the Trust.

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex[2] Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Gabriel B. Wisdom[1] P.O. Box 675203 Rancho Santa Fe, CA 92067 Year of Birth: 1950	President and Trustee	Indefinite/ Trustee June 2006 – present; Annual/President August 2006 – present.	Chief Executive Officer and Managing Director, American Money Management, LLC (1999 to present)	1	None
Michael J. Moore P.O. Box 675203 Rancho Santa Fe, CA 92067 Year of Birth: 1976	Treasurer, Secretary and Chief Compliance Officer	Annual/ August 2006 – present as Treasurer; Annual and Indefinite, respectively /March 2012 to present as Secretary and Chief Compliance Officer.	Chief Investment Officer, American Money Management (2005 to present)	NA	NA

1 Gabriel B. Wisdom is considered an "Interested” Trustee as defined in the Investment Company Act of 1940, as amended, because he is an officer of the Trust and President of the Fund’s investment adviser.

2The "Fund Complex" consists of the AMM Funds.

The Trust’s audit committee consists of Miro Copic, Kelly Huang and Linda Rock.  The audit committee is responsible for (i) overseeing the accounting and financial reporting policies and practices of the Fund, their internal controls and, as appropriate, the internal controls of certain service providers; (ii) overseeing the quality and objectivity of the Fund’s financial statements and the independent audit of the financial statements; and (iii) acting as a liaison between the Fund’s independent auditors and the full Board of Trustees.  None of the audit committee members are “Interested” as defined in the Investment Company Act of 1940, as amended.  During the fiscal year ended July 31, 2015, the Audit Committee held two meetings.

As of December 31, 2015, the Trustees beneficially owned the following amounts in the Fund:

Name of Trustee or Officer	Dollar Range of Securities in the Fallen Angels Income Fund	Aggregate Dollar Range of Securities In Trust
Miro Copic	None	None
Kelly Huang	None	None
Linda Rock	None	None
Gabriel B. Wisdom	Over $100,000	Over $100,000

The following table describes the compensation paid to the Trustees for the Trust’s fiscal year ended July 31, 2015.  Trustees of the Fund who are deemed "interested persons" of the Trust receive no compensation from the Fund.

Name	Aggregate Compensation from the Fallen Angels Income Fund	Total Compensation from Trust[2]
Miro Copic	$1,000	$2,000
Kelly Huang	$1,000	$1,500
Linda Rock	$1,000	$2,000
Gabriel B. Wisdom	$0	$0

1 Each non-interested Trustee receives $500 per quarterly meeting attended.

2The Trust is comprised of the Fallen Angels Income Fund.  The Fallen Angels Value Fund was liquidated on October 16, 2015.  For the fiscal year ended July 31, 2015 it paid $7,500 in Trustee fees.  During the fiscal year ended July 31, 2015, the Board was comprised of four Independent Trustees.  Effective February 6, 2016, the number of Independent Trustees was reduced to three.

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This Supplement and the Prospectus and Statement of Additional Information, each dated December 1, 2015, provide relevant information for all shareholders and should be retained for future reference.  The Prospectus and the Statement of Additional Information, each dated December 1, 2015, have been filed with the Securities and Exchange Commission, are incorporated by reference.  These documents can be obtained without charge by calling toll-free 1-866-663-8023.